UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2009

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 2, 2009, TNS, Inc. announced its results of operations for the fourth quarter and year-ended December 31, 2008.  A copy of the related press release is furnished herewith  as Exhibit 99.1 and is incorporated by reference herein.  In addition, certain supplemental information not included in the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2009, TNS, Inc. announced its results of operations for the fourth quarter and year-ended December 31, 2008.  A copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.  In addition, certain supplemental information not included in the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On March 2, 2009, TNS, Inc. announced that it had entered into a definitive agreement with VeriSign, Inc. to acquire its Communications Services Group.  A copy of the related press release is furnished  herewith as Exhibit 99.3 and is incorporated by reference herein.  In addition, certain supplemental information not disclosed in the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.  The Company will file a Current Report on Form 8-K with the information required by Item 1.01, together with a copy of the Asset Purchase Agreement, in the next several days.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release issued March 2, 2009 regarding earnings and financial results for the fourth quarter and year-ended December 31, 2008.

Exhibit 99.2	Certain supplemental information not included in the press release.

Exhibit 99.3	Press release issued March 2, 2009 regarding entry into a definitive agreement with VeriSign, Inc. to acquire its Communications Services Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: March 2, 2009	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued March 2, 2009 regarding earnings and financial results for the fourth quarter and year-ended December 31, 2008.

99.2	Certain supplemental information not included in the press release.

99.3	Press release issued March 2, 2009 regarding entry into a definitive agreement with VeriSign, Inc. to acquire its Communications Services Group.